                                                                EXHIBIT 10.4(i)


                     AMENDMENT TO AGREEMENT OF EMPLOYMENT


          This Amendment to Agreement of Employment ("Amendment") is entered into as of July 21, 1995, by and between US FACILITIES CORPORATION, a Delaware corporation (the "Company"), and DAVID L. CARGILE ("Executive").

          WHEREAS, Company and Executive are parties to an Employment Agreement, entered into as of August 4, 1994 (the "Agreement"), which provides for the employment of Executive as President and Chief Operating Officer on the terms provided for therein; and

          WHEREAS, on March 22, 1995, Executive was promoted to Chief Executive Officer of the Company, with a need that Executive relocate his family in order to permit him to undertake substantially all of his duties and responsibility at the Company's corporate headquarters in Orange County, California; and

          WHEREAS, the Company and Executive desire to amend the Agreement to reflect Executive's change in duties and relocation to Orange County, California;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto agree as follows:

          1.   Position and Duties.  Section 3 of the Agreement shall be amended
               -------------------
to read in full as follows:

               "The Executive shall serve the Company as its Chief Executive Officer and President, with full responsibility for the day to day management of the Company's business operations, and with such additional duties, powers, responsibilities and authority as may be delegated or assigned to Executive from time to time by the Company's Board of Directors."

          2.   Place of Performance.  Section 5 of the Agreement shall be
               --------------------
amended to read in full as follows:

               "Executive's duties and responsibilities shall be conducted principally at the Company's corporate headquarters in Orange County, California, except for such travel as may be required to be undertaken on behalf of the Company's business. The Company may not relocate Executive for purposes of his employment under this Agreement without the express agreement of Executive to such relocation."

          3. A new Section 7.07 shall be added to the Agreement, to read in full as follows:

                    "7.07 Relocation Arrangements:
                          -----------------------

                          (a) Pursuant to Section 5 of the Agreement as in effect prior to this Amendment, the Company agreed to pay for reasonable relocation costs incurred by Executive should the Company and the Executive mutually agree that Executive should relocate his residence and family to the Southern California area. Since Executive is making such a move at the request of the Company, the Company agrees to pay for, or reimburse Executive for costs incurred in connection with, all out-of-pocket costs in connection with such move, including without limitation, moving costs for household effects, automobiles and other personal property (including a horse owned by Executive), as well as costs for the family's actual move to California (whether by car or air), costs of house hunting trips for Executive and members of his immediate family and reasonable temporary housing in advance of the closing and occupancy of a home in Orange County.

                         (b) The Company agrees to purchase Executive's Atlanta residence (or cause such residence to be purchased) at an agreed upon price based upon the appraised value of Executive's Atlanta residence. The Company shall absorb all transaction costs of such purchase, including realtor, inspection, appraisal and escrow fees.

                         (c) The Company shall pay all transaction costs associated with the purchase by Executive of a principal residence in Orange County, California, including without limitation escrow fees, title insurance fees and other costs (excluding the purchase price thereof) commonly paid for by purchasers of residences in Orange County. In connection with the acquisition of such Orange County principal residence, and in light of the substantial services to be provided to the Company by Executive, the Company shall provide financing to Executive (the "Loan") for the purchase of such residence in an amount not to exceed the purchase price of the Orange County residence, less the net proceeds (the "Atlanta Equity") of Atlanta residence sale by Executive after satisfying the unpaid principal balance of Executive's Atlanta mortgage loan. The Loan shall be secured by a trust deed on Executive's Orange County residence.

                         (d) The Loan shall be a non-transferable loan with a fixed monthly payment thereon for the first five years which shall equal the monthly principal and interest payments of Executive on his current Atlanta mortgage loan. All Loan payments shall be applied to interest during the first five years. Following the expiration of such five year period, or at such time as the unpaid principal balance shall be reduced below the current balance of Executive's Atlanta mortgage loan, the Loan shall be converted to a fully amortizing 15 year loan at a fixed interest rate equal to the current fixed rate on Executive's Atlanta mortgage loan. In addition, the Loan shall become due upon the earlier sale of the Orange County residence by Executive or one year after the termination of Executive's employment with the Company for any reason. Executive hereby certifies to the Company that Executive reasonably expects to be entitled to and will itemize deductions for federal income tax purposes for each year that the Loan is outstanding.

                         (e) At the end of each calendar month or portion thereof during which Executive is employed by the Company (to a maximum of sixty (60) months) following the closing date of the acquisition of his Orange County residence, Executive shall receive a credit of $6,920.00 on the unpaid principal balance of the Loan. In addition, should Executive die or become disabled (as defined in the Agreement) while employed by the Company or should Executive be terminated by the

          Company, he or his heirs shall be entitled at such time to the maximum sixty (60) month credit on the unpaid principal balance of the Loan notwithstanding that his actual employment period was less.

                         (f) While the Loan is outstanding and Executive is employed by the Company, the Company agrees to provide monthly to Executive as additional compensation an amount equal to the additional state income taxes, net of any federal tax benefit, that are incurred by Executive as a result of the taxation of his income during the year (or a pro rata portion of such income if Executive is not employed by the Company for the whole year) as a California resident as contrasted with the taxation of such income as a Georgia resident. Furthermore, the Company agrees to provide to Executive as additional compensation an amount equal to the additional federal and state income taxes incurred by Executive due to the applicable credits as described above against the unpaid Loan balance. Such additional amount as set forth in this Section 7(f) shall be "grossed-up" to reflect the additional federal and state tax impact of such additional compensation and of any imputed income resulting from the interest rate on the Loan and the Company's payment of Executive's moving expenses."

          5.   Effect on Agreement.  Except as modified by this Amendment to
               -------------------
Agreement of Employment, the terms and provisions of the Agreement shall remain in full force and effect throughout the term of the Agreement.

          6.   Counterparts.  This Amendment may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Agreement of Employment as of the date first above written.


US FACILITIES CORPORATION                         EXECUTIVE


By:  /s/ Jose A. Velasco                          /s/ David L. Cargile
     -------------------------                    --------------------
     Senior Vice President,                       David L. Cargile
     Secretary and General Counsel

                                PROMISSORY NOTE
                           SECURED BY DEED OF TRUST

                                                        LAGUNA HILLS, CALIFORNIA
$649,000                                                July 24 1995

     FOR VALUE RECEIVED, the undersigned, DAVID L. CARGILE and ANN M. CARGILE, husband and wife ("Borrower"), hereby promises to pay to US FACILITIES CORPORATION, a Delaware corporation (which, together with any subsequent holder of this Note, is referred to in this Note as "Lender"), or order, at 650 Town Center Drive, Suite 1600, Costa Mesa, California, or such other place as Lender may from time to time designate, the principal sum of Six Hundred Forty-nine Thousand Dollars, ($649,000), together with interest from the date hereof, principal and interest payable in accordance with Paragraph 1 below, beginning on the first (1st) day of September, 1995 and continuing on the first (1st) day of each and every month thereafter (each a "Payment Date") until July 31, 2015 or earlier (as described below) (the "Maturity Date"), on which date the entire principal balance of this Note, all accrued but unpaid interest and all other sums due under this Note shall be paid in full.

1.   PAYMENTS
     --------

     All principal, interest and other sums due hereunder shall be paid in lawful money of the United States. Interest payable with respect to any period that is less than a full calendar month shall be calculated on the daily outstanding principal balance according to the actual number of days in such period as a fraction of a 360-day year/30-day month. This Note may be prepaid in whole or in part at any time without penalty of premium.

     Principal and interest hereunder are payable in arrears with such principal and interest due to this Note in the amounts and at the times determined in accordance with the provisions of Section 7.07(d) of July 21, 1995 Amendment to the August 4, 1994 Agreement of Employment between Lender and David L. Cargile ("Employment Agreement"), as set forth in Subparagraphs A and B below. Borrower shall have the right to offset against any amounts due by Borrower under this Note, any amounts due to David L. Cargile under Section 7(f) of the Employment Agreement.

               A.   Months 1 through 60.  Commencing on the first Payment Date,
                    -------------------
and continuing thereafter on each Payment Date through and including the 60th Payment Date, Borrower shall make payments of interest only in the amount of Two Thousand Two Hundred Dollars ($2,200) per month (the "Initial Payment"). Notwithstanding the foregoing, in the event that during Months 1 through 60 of the term hereof the unpaid principal balance of this Note shall be reduced below the amount of Two Hundred Thirty-four Thousand Two Hundred Thirty-five Dollars ($234,235) (the "Early Change Date"), Borrower's right and obligation to pay the Initial Payment shall terminate as of the next Payment Date and payments under this Note as of such next Payment Date shall thereafter be governed by Subparagraph B below.

     B.   Months 61 through 240. Commencing on the earlier of the Early Change
          ---------------------
Date or the 61st Payment Date (the "Payment Change Date"), and continuing on each Payment Date following and including the Payment Change Date through the Maturity Date, the monthly payment amount due hereunder shall be adjusted to be the amount that will amortize fully the entire principal balance of the Note then outstanding along with all accrued but unpaid interest then outstanding in approximate equal monthly installments of principal and interest over the period commencing on the Payment Change Date and ending on the date which is one hundred eighty (180) months after the Payment Change Date with interest from the Payment Change Date on unpaid principal and interest balance at the rate of Nine and Three-quarters Percent (9.75%) per annum. On or before thirty (30) days prior to the Payment Change Date, Lender shall notify Borrower of the amount thereafter due per month provided that Lender's failure to so notify Borrower shall not relieve Borrower of its obligations to continue to make payments hereunder. Borrower shall pay such amount on the Payment Change Date and on each Payment Date thereafter until the earlier of the date this Note is paid in full or the Maturity Date.

2.   CREDITS
     -------

     Commencing on the date hereof, for so long as David L. Cargile is employed by Lender, at the end of each calendar month of such employment (to a maximum of sixty (60) months thereafter), Lender shall credit Borrower the amount of Six Thousand Nine hundred Twenty Dollars ($6920) per month (the "Credit"), which Credit shall be applied against and used to reduce the principal balance of this Note. In addition, and notwithstanding the foregoing, if Borrower should die or become disabled (as defined under the Employment Agreement) while employed by Lender or should Borrower be terminated by Lender for any reason whatsoever on or before the 60th Payment Date, he or his heirs (as the case may be) shall be entitled to the maximum sixty (60) month Credit against the unpaid principal balance of the Note despite the fact that David L. Cargile's employment was terminated or interrupted prior to the end of such sixty (60) month period.

3.   SECURITY: ACCELERATION UPON CERTAIN TRANSFERS
     ---------------------------------------------

     This Note is secured by a Deed Of Trust With Assignment Of Rents And Leases (the "Deed of Trust") of even date herewith given by Borrower to Lender, which Deed of Trust constitutes a lien on certain real property (the "Property") located in the County of Orange, State of California, as more particularly described in the Deed of Trust. The Deed of Trust contains the following provisions concerning acceleration of the indebtedness of this Note upon certain events:

     Transfers of Property or Termination of Borrower. Upon any sale,
     -----------------------------------------------
     encumbrance, hypothecation or other transfer of the Property or any part of or interest in the Property, Beneficiary may, at its option, declare all of the sums secured by this Instrument to be immediately due and payable. In addition, upon termination of David L. Cargile's employment with Beneficiary for any reason whatsoever (a "Termination"), Beneficiary may, at its option declare all sums due hereunder to be due and payable upon the one (1) year anniversary of such Termination. In either event, if Trustor fails to pay all principal and accrued but unpaid interest due under the
     Note in accordance with the terms thereof, Trustor shall be in default under this Instrument. Beneficiary may invoke all of the remedies available under this Instrument or otherwise available at law or in equity.

4.   DEFAULT
     -------

     The failure by Borrower in the due and punctual payment of interest or principal due under this Note in accordance with the terms hereof (which is not cured within 15 days after its occurrence) or an act of "Default" as defined in the Deed of Trust shall constitute a "default" under this Note. In the event of any default, Lender may elect, upon thirty (30) days written notice or demand to Borrower, to declare all principal and accrued but unpaid interest under this
Note immediately due and payable. Any failure of Lender to make such election following a default or defaults shall not constitute a waiver of Lender's right to make the election in the event of any subsequent default.

5.   COSTS OF COLLECTION
     -------------------

     Borrower and all endorsers jointly and severally promise to pay all costs and expenses of collection, including without limitation, attorneys' fees, incurred by the Lender in enforcing this Note or the Deed of Trust.

6.   BALLOON PAYMENTS
     ----------------

     As more particularly described in Paragraph 3 above, upon the termination of David L. Cargile's employment with Lender/Beneficiary, this Note, at the option of Lender, is due and payable upon the one (1) year anniversary of the Termination. As a result, this Note is subject to Section 2966 of the Civil Code, which provides that the holder of this Note shall give written notice to the Trustor, or his successor in interest, of prescribed information at least 90 and not more than 150 days before any balloon payment is due.

7.   MISCELLANEOUS PROVISIONS
     ------------------------

     (i) This Note, the Deed of Trust and the Employment Agreement contain the entire agreement of the parties with respect to the matters covered hereby, and no other agreement, statement or promise made by any party hereto which is not contained herein shall be binding or valid.
     (ii) Borrower and all endorsers jointly and severally waive presentment for payment, demand and protest and notice of nonpayment, and waive any right to be released by reason of any extension of time or change in the terms of payment.

     (iii) No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of power, right or privilege preclude any other of further exercise of any such power, right or privilege. All powers, rights and privileges hereunder are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.
     (iv) This Note may not be transferred or assigned by Borrower without the express written consent of Lender, which consent shall not be unreasonably withheld.
     (v) The term "Borrower" as used herein in every instance shall include the maker's successors and assigns and shall denote the singular and/or plural, the masculine and/or feminine and natural and/or artificial persons whenever and wherever the context so requires or admits.


                                   BORROWER:
                                   ---------

                                   /s/ David L. Cargile
                                   --------------------
                                   David L. Cargile

                                   /s/ Ann M. Cargile
                                   ------------------
                                   Ann M. Cargile

Order No.
Escrow No.
Loan No.
                            RECORDING REQUESTED BY:
                             FIRST AMERICAN TITLE         DOC # 95-0323368
WHEN RECORDED MAIL TO:                                    28-JUL-1995 02:44 PM


                                               Recorded in Official Records
US Facilities Corporation                      Of Orange County, California
650 Town Center Drive                        Gary L. Granville, Clerk-Recorder
Suite 1600                                 Page 1 of  5  Fees:  $          26.00
Costa Mesa, CA 92626                                      Tax:  $           0.00


________________________________________________________________________________
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE

OR-9500644-MT       DEED OF TRUST WITH ASSIGNMENT OF RENTS
                                 (SHORT FORM)

This DEED OF TRUST, made                                                ,between

      David L. Cargile and Ann M. Cargile, husband and wife        herein called

TRUSTOR, whose address is 26231 Mount Diablo Road,         Laguna Hills,
                              (Number and Street)              (City)
California ,
  (State)

FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called

TRUSTEE, and

            US FACILITIES CORPORATION, a Delaware corporation
                                                    , herein called BENEFICIARY,

WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the

     City of Laguna Hills    County of     Orange           , State of
     California, described as:


            Lot 166 of Tract 9296 as per map recorded in Book 466, Pages 5-18 of the Official Records of Orange County, California.

            Such property is commonly known as 26231 Mount Diablo Road, Laguna Hills, California (the "Property").




together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits for the purpose of securing
(1) payment of the sum of $649,000.00 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein and (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Orange County August 17, 1964, and in all other counties August 18, 1964, in the book

                          (continued on reverse side)

                                                                     1158 (1/94)
and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:

COUNTY              BOOK      PAGE      COUNTY              BOOK      PAGE
Alameda             1288       556      Kings                858       713
Alpine                 3    130-31      Lake                 437       110
Amador               133       438      Lassen               192       367
Butte               1330       513      Los Angeles       T-3878       874
Calaveras            185       338      Madera               911       136
Colusa               323       391      Marin               1849       122
Contra Costa        4684         1      Mariposa              90       453
Del Norte            101       549      Mendocino            667        99
El Dorado            704       635      Merced              1660       753
Fresno              5052       623      Modoc                191        93
Glenn                469        76      Mono                  69       302
Humboldt             801        83      Monterey             357       239
Imperial            1189       701      Napa                 704       742
Inyo                 165       672      Nevada               363        94
Kern                3756       690      Orange              7182        18

COUNTY              BOOK      PAGE      COUNTY              BOOK      PAGE
Placer              1028       379      Sierra                38       187
Plumas               166      1307      Siskiyou             506       762
Riverside           3778       347      Solano              1287       621
Sacramento          5039       124      Sonama              2067       427
San Benito           300       405      Stanisiaus          1970        56
San Bernardino      6213       768      Sutter               655       585
San Francisco      A-804       596      Tehama               457       183
San Joaquin         2855       283      Trinity              108       595
San Luis Obispo     1311       137      Tulare              2530       108
San Mateo           4778       175      Tuolumme             177       160
Santa Barbara       2065       881      Ventura             2607       237
Santa Clara         6626       664      Yolo                 769        16
Santa Cruz          1638       607      Yuba                 398       693
Shasta               800       663
San Diego           SERIES 5  Book 1964, Page 149774

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivisions A and B, (identical in all counties, and printed on pages 3 and 4 hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefor does not exceed the maximum allowed by law.

The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address hereinbefore set forth.

          See Rider A attached hereto and incorporated herein by this reference.



STATE OF   GEORGIA  }
COUNTY OF  DEKALB   }ss.                           Signature of Trustor
         -----------
On  JULY 24, 1995           before me,     /s/ David L. Cargile
  --------------------------               -------------------------------------
  LINDA K. RICHARDS                  ,       David L. Cargile
-------------------------------------      -------------------------------------
personally appeared  DAVID L. CARGILE      /s/ Ann M. Cargile
                   ------------------      -------------------------------------
AND ANN M. CARGILE                   ,       Ann M. Cargile
-------------------------------------      -------------------------------------
personally known to me (or proved to me
on the basis of satisfactory evidence)
to be the person(s) whose name(s)
is/are subscribed to the within
instrument and acknowledged to me that
he/she/they executed the same in
his/her/their authorized capacity(ies),
and that by his/her/their signature(s)
on the instrument the person(s) or the
entity upon behalf of which the
person(s) acted, executed the
instrument.

WITNESS my hand and official seal.
Signature /s/ Linda K. Richards
         ----------------------------

Notary Public, Gwinnett County, Georgia   (This ares for official notarial seal)
 My Commission Expires April 14, 1996


                           (continued on next page)
                                                                     1158 (1/94)

                                 DO NOT RECORD

The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

A.   To protect the security of this Deed of Trust, Trustor agrees:

     (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

     (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

     (4) To pay; at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor form any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgement of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

     (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.   It is mutually agreed:

     (1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such monies received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

     (2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

     (3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

     (4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     (5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right , prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     (6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

     After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public

                           (continued on reverse side)
                                                                     1158 (1/94)
announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, expressed or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

     After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     (7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

     (8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

     (9) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.







DO NOT RECORD                                      REQUEST FOR FULL RECONVEYANCE
-------------
TO FIRST AMERICAN TITLE INSURANCE COMPANY, TRUSTEE:

  The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estates now held by you under the same.

  Dated ______________________________

                                        ________________________________________

                                        ________________________________________
Please mail Deed of Trust,
Note and Reconveyance to ______________________________________________________

Do not lose or destroy this Deed of Trust OR THE NOTE which it secures.  Both
-------------------------------------------------------------------------------
must be delivered to the Trustee for cancellation before reconveyance will be
-------------------------------------------------------------------------------
made.
-----

                       DEED OF TRUST WITH POWER OF SALE


         [LOGO OF FIRST AMERICAN TITLE INSURANCE COMPANY APPEARS HERE]


                FIRST AMERICAN TITLE INSURANCE COMPANY TRUSTEE

                                                                     1158 (1/94)

                                    Rider A
                                      TO
                    DEED OF TRUST WITH ASSIGNMENT OF RENTS
                                  AND LEASES
                  Dated as of July 21, 1995 ("Deed Of Trust")

From:          David L. Cargile and Ann M. Cargile, husband and wife, Trustor

To:            First American Title Insurance Company, Trustee

Beneficiary:   US Facilities Corporation, Beneficiary

          The following additional provisions are made a part of the Deed of
Trust:

          A. After the second full paragraph (commencing with the words "Together with the rents...," the following is added:

          and along with all of Trustor's right, title and interest in (all of which together are referred to herein as the "Property") all buildings, improvements and tenements now or hereafter erected on the Property, and all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water rights and stock, and all permanent fixtures, now or hereafter located in, or on, or used or intended to be used in connection with the Property, and all replacements and additions thereto, substitutions for any of the foregoing and proceeds and products thereof.

          B.   Required Insurance. Paragraph (4) of this Deed of Trust is
               ------------------
modified to require that Trustor provide, maintain and keep in force the following policies of insurance:

          Trustor shall keep the improvement now existing or hereafter erected on the Property insured by carriers at all times satisfactory to Beneficiary against loss by fire, hazards included within the term "extended coverage," and such other hazards, casualties, liabilities and contingences as Beneficiary reasonably shall require and in such amounts and for such periods as Beneficiary shall require. Trustor shall be relieved of its obligation to keep a coverage in effect if such coverage is not generally available or if the price, terms or conditions of such coverage would generally negate the benefit of having such coverage in place.

          All insurance policies and renewals thereof shall be in a form acceptable to Beneficiary and shall include a standard mortgagee clause in favor of and in form acceptable to Beneficiary. In the event of loss, Trustor shall give immediate written notice to the insurance carrier and to Beneficiary.

          C.   Delivery of Policies, Payment of Premiums.  Paragraph A(2) of
               -----------------------------------------
this Deed of Trust shall be further modified as follows:

          All policies of insurance for liability shall name Beneficiary as an additional insured party. All such policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to Beneficiary. In the event Trustor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by this paragraph, Beneficiary, may procure such insurance or single-interest insurance for such risk covering Beneficiary's interest, and Trustor will pay all premiums thereon promptly upon demand by Beneficiary.

          D.   Events of Default.  Paragraph B(6) of this Deed of Trust is
               -----------------
modified to provide that the following events shall be deemed a "Default" under this Deed of Trust entitling Beneficiary to remedies set forth in this Deed of
Trust:

          (i) The occurrence of a breach of or default under that certain Promissory Note Secured by Deed of Trust of even date herewith between the parties.
          (ii) The Failure by the Trustor to keep the Property insured as required by this Deed of Trust, unless such failure is remedied within sixty
(60) days.
          (iii) The failure by the Trustor to pay all taxes, assessments or fees due with respect to the Property, unless such failure is remedied within sixty
(60) days.

          E.   Transfers of Property or Termination of Borrower.  Upon any sale,
               ------------------------------------------------
encumbrance, hypothecation or other transfer of the Property or any part of or interest in the Property, Beneficiary may, at its option, declare all of the sums secured by this Instrument to be immediately due and payable. In addition, upon termination of David L. Cargile's employment with Beneficiary for any reason whatsoever (a "Termination"), Beneficiary may, at its option, declare all sums due hereunder to be due and payable upon the one (1) year anniversary of such Termination. In either event, if Trustor fails to pay all principal and accrued but unpaid interest due under the Note in accordance with the terms thereof, Trustor shall be in default under this Instrument. Beneficiary may invoke all of the remedies available under this Instrument or otherwise available at law or in equity.

          Any party may at any time change its address for such notices by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change.

                                             TRUSTOR:

                                             /s/ David L. Cargile
                                             --------------------
                                             David L. Cargile

                                             /s/ Ann M. Cargile
                                             ------------------
                                             Ann M. Cargile

STATE OF GEORGIA    )
                    ) SS:
COUNTY OF Dekalb    )
          ------

     On July 24, 1995, before me, Linda K. Richards, a Notary Public in and for
             --                   -----------------
said State, personally appeared Ann M. Cargile, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within Deed of Trust and acknowledged to me that she executed the same in her authorized capacity, and that here signature on the Deed of Trust the person, or the entity upon behalf of which the person acted, executed the Deed of Trust.

WITNESS my hand and official seal.

                                        NOTARY PUBLIC, GWINNETT COUNTY, GEORGIA
/s/ Linda K. Richards                   MY COMMISSION EXPIRES APRIL 14, 1996
---------------------

(SEAL)


STATE OF GEORGIA    )
                    ) SS:
COUNTY OF Dekalb    )
          ------

     On July 24, 1995, before me, Linda K. Richards, a Notary Public in and for
             --                   -----------------
said State, personally appeared David L. Cargile, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within Deed of Trust and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the Deed of Trust the person, or the entity upon behalf of which the person acted, executed the Deed of Trust.

WITNESS my hand and official seal.

                                        NOTARY PUBLIC, GWINNETT COUNTY, GEORGIA
/s/ Linda K. Richards                   MY COMMISSION EXPIRES APRIL 14, 1996
---------------------


(SEAL)

                                       3